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                                                                    EXHIBIT 10.1


                 FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED
                           SYNDICATED CREDIT AGREEMENT

   THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED SYNDICATED CREDIT AGREEMENT (this "Amendment"), made as of the 8th day of September, 2003, among WINSTON HOTELS, INC., a North Carolina corporation (the "Company"), WINN LIMITED PARTNERSHIP, a North Carolina limited partnership (the "Partnership"), WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the "Agent"), and the Banks listed on the signature pages hereof, as Lenders (the "Banks").

                               W I T N E S S E T H

   WHEREAS, the Company, the Partnership, the Banks and the Agent are parties to that certain Second Amended and Restated Syndicated Credit Agreement, dated as of December 19, 2001 (being referred to as the "Original Credit Agreement") pursuant to which, inter alia, the Banks have agreed to make loans to the Company and the Partnership on the terms and conditions set forth therein; and

   WHEREAS, the Company, the Partnership, the Banks and the Agent have previously amended the Original Credit Agreement through that certain First Amendment to Second Amended and Restated Syndicated Credit Agreement, dated May 28, 2002 (the "First Amendment"), by that certain Second Amendment to Second Amended and Restated Syndicated Credit Agreement, dated June 28 2002 (the "Second Amendment"), by that certain Third Amendment to Second Amended and Restated Syndicated Credit Agreement, dated November 1, 2002 (the "Third Amendment") and by that certain Fourth Amendment to Second Amended and Restated Syndicated Credit Agreement, dated June 30, 2003 (the "Fourth Amendment") (the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Original Credit Agreement are collectively referred to as the "Credit Agreement") (capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement); and

   WHEREAS, the Company and the Partnership have requested that the Banks and the Agent agree to modify certain provisions of the Credit Agreement, and the Banks and the Agent have agreed to do so; and

   WHEREAS, the Company, the Partnership, the Banks and the Agent therefore desire to enter into this Amendment, memorializing the terms and conditions of the amendments.

   NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that the Credit Agreement is hereby amended as follows:

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A.       AMENDMENTS

         1. Amendments to Section 1.01. Section 1.01 is amended as follows:

         (a)      The following new definition is hereby added to Section 1.01:

         "Loan Assets" means any notes receivable from, or loans or advances to, unaffiliated third party borrowers secured by mortgages, equity interests in special purpose entities that own real estate assets, certificates of interests in real estate mortgage investment conduits or other real estate or real estate related collateral (collectively, "Loan Assets").

         (b) The definition of "Total Value" is deleted and the following is substituted in lieu thereof:

         "Total Value" means, as of each Measurements Date, the sum of (a) all Cash Equivalents then held by the Borrower and its Consolidated Subsidiaries, plus (b) for Stabilized Hotels, their aggregate Capitalized Value, plus (c) for Non-Stabilized Hotels, their aggregate Hotel Cost, plus (d) the aggregate amount of investments in, and loans and advances of the Borrower and its Consolidated Subsidiaries (other than Loan Assets) to, Joint Ventures or Development Parties as reflected on the balance sheet of the Borrower and its Consolidated Subsidiaries, according to GAAP (net of any amounts owed by the Borrower or any of its Consolidated Subsidiaries to such Joint Ventures or Development Parties), plus (e) the aggregate book value of all Loan Assets, as reflected on the balance sheet of the Borrower and its Consolidated Subsidiaries, according to GAAP, plus (f) but without duplication of amounts set out in (d), the aggregate amount of all unfunded capital contribution commitments or obligations of the Borrower and its Consolidated Subsidiaries to any Joint Ventures or Development Parties, and all obligations to make credit available to any such Joint Venture or Developments Party, that is equal to the undrawn balance of any outstanding Facility Letters of Credit issued for the purpose of guaranteeing the Borrower's capital contribution commitment to such Joint Venture or Development Party."

         2. Amendment to Section 2.01(b). Section 2.01(b) of the Credit Agreement is deleted, and the following is substituted in lieu thereof:

         "(b) Maximum Advance. The maximum amount of credit available to be drawn upon from time to time under this Agreement, determined as of each Measurement Date and being effective as set out in Section 2.01(c), but in no event to exceed the Facility Limit (the "Maximum Advance"), is the product of (a) 60% and (b) the sum of (i) the Total Cost of each Non-Stabilized Borrowing Base Hotel, and (ii) the Capitalized Value of each Stabilized Borrowing Base Hotel, less (iii) the FF&E Deficiency."

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         3.       Amendments to Article VI. Article VI of the Credit Agreement
                  is amended as follows:


         (a) Section 6.06 of the Credit Agreement is deleted, and the following is substituted in lieu thereof:

         "SECTION 6.06. Limitations on Investments in Ventures and Loans to Development Parties. Investments in, advances to, and loans to any Joint Venture, to any Development Party, or to any other entity other than a Wholly Owned Subsidiary shall not exceed, as of any Measurement Date, 30% of Total Value for so long as any Loan Assets are held by the Borrower; provided, that investments in, advances to, and loans to any Joint Venture, to any Development Party, or to any other entity shall not exceed, as of any Measurement Date, 20% of Total Value from and after the time that the Borrower contributes all of its Loan Assets to a Wholly Owned Subsidiary."

         (b)      The following new sections are hereby added to Article VI:

         "SECTION 6.17. Limitations on Borrowing Base Value. At no time shall the Company or the Partnership permit:

         (a) the Borrowing Base Value to be less than $125,000,000;

         (b) less than 40% of the Borrowing Base Value to be represented by Borrowing Base Hotels under brands affiliated with Marriott or Hilton Hotels; and

         (c) more than 35% of the Borrowing Base Value to be geographically concentrated in Borrowing Base Hotels located in the same Metropolitan Statistical Area.

         SECTION 6.18. Limitation on Value of Loan Assets. At no time shall the total book value of the Loan Assets held directly or indirectly by the Borrower exceed $250,000,000.

         SECTION 6.19. Foreign Investments Prohibited. The Borrower and its Consolidated Subsidiaries shall be prohibited from investing in any Hotel located outside of the United States of America."

         4. Amendment to Article VII. Article VII of the Credit Agreement is amended by adding the following new section:

         "SECTION 7.07. Notwithstanding anything to the contrary contained herein, the calculations with respect to the financial covenants set forth in Article VII or with respect to negative covenants set forth in
         Article VI shall not take into account (a) any of Borrower's Loan Assets that are contributed to or held by a Wholly Owned Subsidiary or any liabilities relating thereto or (b) any changes in GAAP Financial Accounting Standards Board (FASB) Interpretation No. 45 or 46 or Financial Accounting Standard 150."

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B.       CONDITIONS PRECEDENT

   The effectiveness of this Amendment is conditioned upon the following conditions having been satisfied:

         1. The Agent shall have received from the Company and the Partnership a sufficient number of duly executed original signature page counterparts of this Amendment so that the Banks required under the terms of the Credit Agreement to effect this Amendment may each receive one such original.

         2. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all other documents incident thereto or delivered in connection therewith shall be reasonably satisfactory in form and substance to each Bank.

         3. The Agent shall have received a fee, payable in immediately available funds, in the amount of 0.39% of the Facility Amount, with 0.35% paid to the Banks in accordance with their respective Commitment amounts.

C.       MISCELLANEOUS.

         1. Nothing in this Amendment shall be construed to constitute a novation of the indebtedness evidenced by the Credit Agreement or any other indebtedness arising under the Loan Documents related thereto, or to release, satisfy, discharge or otherwise affect or impair in any manner whatsoever (i) the validity or enforceability of the indebtedness evidenced by the Credit Agreement; (ii) the charges, liens, pledges, security interests, assignments and conveyances affected by the Loan Documents or any other agreement securing the indebtedness evidenced by the Credit Agreement, or the priority thereof; (iii) the liability of the Company and the Partnership under the Credit Agreement and all other Loan Documents or any other person that may now or hereafter be liable under the Credit Agreements and the other Loan Documents or any agreements securing the same; and (iv) any other security or instrument now or hereafter held by the Agent or the Banks as security for or as evidence of any of the indebtedness evidenced by the Credit Agreement. Without limiting the foregoing, the Agent and the Banks hereby reserve any and all legal rights and remedies available to them at law, in equity, under the Credit Agreement and all other Loan Documents.

         2. The Company and the Partnership shall pay all reasonable out of pocket costs, expenses, taxes, and fees incurred by the Agent and the Banks in connection with the negotiation, preparation, execution and delivery of this Amendment, and all other documents and certificates executed in connection herewith, including without limitation the disbursements and reasonable professional fees of counsel to the Agent.

         3. The Company and the Partnership agree to indemnify, protect and save harmless the Agent and each bank, and all directors, officers, employees and agents of the Agent and each bank, from and against any and all (i) claims, demands and causes of action of any nature whatsoever brought by any person or entity not a party to this Amendment and arising from or related to or incident to this Amendment or any other Loan Document, (ii) costs and expenses incident to the defense of such claims, demands and causes of action, including without

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limitation attorneys' fees, and (iii) liabilities, judgments, settlements
(provided the Company and the Partnership have expressly consented in writing to any such settlement), penalties and assessments arising from such claims, demands and causes of action, provided such claims, costs and liabilities are not the result of the gross negligence or willful misconduct of the Agent or such Bank. The indemnity contained in this Section shall survive the termination of the Credit Agreement, as amended hereby.

         4. Except as expressly set forth herein, this amendment shall be deemed not to waive or modify any provision of the Credit Agreement, and all terms of the Credit Agreement, as amended hereby, shall be and shall remain in full force and effect and shall constitute legal, valid, binding and enforceable obligations of the Company and the Partnership to the Agent and the Banks. All references to the Credit Agreement shall hereinafter be references to the Credit Agreement as amended by this Amendment.

         5. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA AND ALL APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         6. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

         7. This Amendment shall be binding on, and shall inure to the benefit of, the successors and assigns of each party to the Credit Agreement, as amended hereby.

         8. In the event that any part of this Amendment shall be found to be illegal or in violation of public policy, or for any reason unenforceable at law, such finding shall not invalidate any other part thereof.

         9. TIME IS OF THE ESSENCE UNDER THIS AGREEMENT.

         10. The parties agree that their signatures by telecopy or facsimile shall be effective and binding upon them as though executed in ink on paper but that the parties shall exchange original ink signatures promptly following any such delivery by telecopy or facsimile.

         11. The Banks listed on the signature pages hereof constitute the Required Banks (as defined under the Credit Agreement).



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   IN WITNESS WHEREOF, the Company, the Partnership, the Banks, and the Agent
have caused this Amendment to be executed under seal by their duly authorized officers the day and year first above written.

                                           WACHOVIA BANK, NATIONAL ASSOCIATION,
                                           as Agent and as a Bank


                                           By: /s/ David Hoagland
                                               ---------------------------------
                                                   Vice President



                                           BRANCH BANKING AND TRUST COMPANY,
                                           as a Bank


                                           By: /s/ Holger Ebert
                                               ---------------------------------
                                                   Senior Vice President




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                                           RBC CENTURA BANK,
                                           as a Bank


                                           By:
                                               ---------------------------------
                                                   Vice President



                                           SOUTHTRUST BANK,
                                           as a Bank


                                           By:
                                               ---------------------------------
                                                   Senior Vice President




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                                           WINSTON HOTELS, INC.


                                           By: /s/ Joseph V. Green
                                               ---------------------------------
                                                   Executive Vice President



                                           WINN LIMITED PARTNERSHIP, a North
                                           Carolina limited partnership  (SEAL)

                                           By: WINSTON HOTELS, INC.,
                                               General Partner


                                           By: /s/ Joseph V. Green
                                               ---------------------------------
                                                   Executive Vice President






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